EX-99.B16.          Schedule of Computation of Performance Information

                              VIST GROWTH PORTFOLIO
             (Previously known as the "VIST COMMON STOCK PORTFOLIO")
                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

      The following reflects the calculation of the Growth Portfolio's average annual total return ("T") for the one year, five year and ten year periods ended December 31, 1996, which have been included in the Statement of Additional
Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:

                               T=[((ERV)/P)^(1/n)]-1

Ten Year Period January 1, 1987 through December 31, 1996

n     = 10
ERV   = 36,267.20
P     = $10,000

                          T=[((36,267.20)/10,000)^(1/10)]-1


                          T = .1375 or 13.75%

Five Year Period January 1, 1992 through December 31, 1996

n     = 5
ERV   = 17, 241.26
P     = $10,000

                         T=[((17,241.26)/10,000)^(1/5)]-1

                         T = .1151 or 11.51%

One Year Period January 1, 1996 through December 31, 1996

n     = 1
ERV   = 12,574.00
P     = $10,000


                         T=[((12,574.00)/10,000)^(1/1)]-1

                         T = .2574 or 25.74%

                         VIST GROWTH & INCOME PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

      The following reflects the calculation of the Growth & Income Portfolio's average annual total return ("T") for the one year and life of Portfolio periods ended December 31, 1996 which have been included in the Statement of Additional
Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                               T=[((ERV)/P)^(1/n)]-1


One Year Period Janaury 1, 1996 through December 31, 1996

n     = 1
ERV   = 11,251.00
P     = $10,000

                         T = [((11,251.00)/10,000)^(1/1)]-1

                         T = .1251 or 12.51%

Period May 31, 1995 (Portfolio inception date) through December 31, 1996

n     = 1.59
ERV   = 12,689.37
P     = $10,000


                       T = [((12,689.37)/10,000)^(1/1.59)]-1

                       T = .1616 or 16.16%

                       VIST MULTIPLE STRATEGIES PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION


      The following reflects the calculation of the Multiple Strategies Portfolio's average annual total return ("T") for the one year, five year and life of Portfolio periods ended December 31, 1996, which have been included in the Statement of Additional Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., financial statements based on our audits. We conducted our audits of these financial statements in $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                               T=[((ERV)/P)^(1/n)]-1


Period May 6, 1987 through December 31, 1996

n     = 8.66
ERV   = 24,573.30
P     = $10,000


                       T=[((24,573.30)/10,000)^(1/8.66)]-1

                       T = .1094 or 10.94%

Five Year Period January 1, 1992 through December 31, 1996

n     = 5
ERV   = 17,210.36
P     = $10,000


                          T = [((17,210.36)10,000)^1/5)]-1

                          T = .1147 or 11.47%

One Year Period January 1, 1996 through December 31, 1996


n     = 1
ERV   = 11,829.00
P     = $10,000

                           T = [((11,829.00)/10,000)^1/1)]-1


                           T = .1829 or 18.29%

                           VIST WORLD EQUITY PORTFOLIO

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

      The following reflects the calculation of the World Equity Portfolio's average annual total return ("T") for the one year, five year and life of Portfolio periods ended December 31, 1996, which have been included in the Statement of Additional Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                               T=[((ERV)/P)^(1/n)]-1


Period June 10, 1988 through December 31, 1996

n     = 8.56
ERV   = 19,401.18
P     = $10,000


                        T = [((19,401.18)/10,000)^(1/8.56)]-1


                        T = .0805 or 8.05%

Five Year Period January 1, 1992 through December 31, 1996

n     = 5
ERV   = 17,686.45
P     = $10,000


                         T = [((17,686.45)/10,000)^(1/5)]-1

                         T = .1208 or 12.08%

One Year Period January 1, 1996 through December 31, 1996

n     = 1
ERV   = 11,233.00
P     = $10,000

                         T = [((11,233.00)/10,000)^(1/1)]-1

                         T = .1233 or 12.33%

                         VIST SMALL CAP GROWTH PORTFOLIO
              (Previously known as the "VIST SMALL CAP PORTFOLIO")

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

      The following reflects the calculation of the Small Cap Growth Portfolio's average annual total return ("T") for the one year and life of Portfolio periods ended December 31, 1996, which has been included in the Statement of Additional
Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                               T=[((ERV)/P)^(1/n)]-1


Period May 4, 1995 (inception of Portfolio) through December 31, 1996

n     = 1.66
ERV   = 16,552.35
P     = $10,000


                       T = [((16,552.35)/10,000)^(1/1.66)]-1


                       T =  .3547 or 35.47%

Period January 1, 1996  through December 31, 1996

n     = 1
ERV   = 12,739.00
P     = $10,000


                         T = [((12,739.00)/10,000)^(1/1)]-1


                         T =  .2739 or 27.39%

                          VIST MATRIX EQUITY PORTFOLIO
             (Previously known as the "VIST TILT UTILTY PORTFOLIO")

                           SCHEDULE FOR COMPUTATION OF
                      TOTAL RETURN FIGURES INCLUDED IN THE
                       STATEMENT OF ADDITIONAL INFORMATION

      The following reflects the calculation of the Matrix Equity Portfolio's average annual total return ("T") for the one year, five year and life of Portfolio periods ended December 31, 1996, which have been included in the Statement of Additional Information: In the following equations, "ERV" represents the Redeemable Value at the end of each time period, "n" represents the period of time and "P" represents the amount of the initial investment, i.e., $10,000. The calculation assumes reinvestment of all dividends and distributions. The formula for calculating average annual total return is:


                               T=[((ERV)/P)^(1/n)]-1


Period June 16, 1988 through December 31, 1996

n     = 8.55
ERV   = 27,583.75
P     = $10,000


                       T = [((27,583.75)/10,000)^(1/8.55)]-1


                       T = .1260 or 12.60%

Five Year Period January 1, 1992 through December 31, 1996

n     = 5
ERV   = 16,459.56
P     = $10,000


                         T = [((16,459.56)/10,000)^(1/5)]-1


                         T = .1048 or 10.48%

One Year Period January 1, 1996 through December 31, 1996

n     = 1
ERV   = 10,462.00
P     = $10,000


                         T = [((10,462.00)/10,000)^(1/1)]-1

                         T = .0462 or 4.62%

                         VIST Cash Management Portfolio
                       Current/Effective Yield Computation
                         7 Days Ended December 31, 1996

Current Yield     =     (Base period return/7 x 365)

Current Yield     =     (.0010069/7 x 365)

Current Yield     =     0.05251 or 5.251%


Effective Yield   =     [(Base period return + 1)^365/7]  - 1

Effective Yield   =     [(1.0010069)^365/7] - 1

Effective Yield   =     0.05388 or 5.388%

                           VIST HIGH INCOME PORTFOLIO
                               30-Day Computation
                         30 Days Ended December 31, 1996

A =   Dividend and interest income

B =   Expenses accrued for the period

C     = Average daily number of shares outstanding during the period that was entitled to receive dividends

D =   Maximum offering price on the last day of the month


         YIELD=2[((((a-b)/(cd))+1)^6)-1]

         YIELD=2[((((93,899.49-9,956.48)/(1,245,881.95*9.171596))+1)^6)-1]


         YIELD = .0897893 or 8.97893%

                                                                      EXHIBIT 16

                       VIST U.S. GOVERNMENT BOND PORTFOLIO
                               30-Day Computation
                         30 Days Ended December 31, 1996

A =   Dividend and interest income

B =   Expenses accrued for the period

C     = Average daily number of shares outstanding during the period that was entitled to receive dividends

D =   Maximum offering price on the last day of the month


         YIELD=2[((((a-b)/(cd))+1)^6)-1]

         YIELD=2[((((61,493.83-7,107.08)/(1,016,988.92*9.939172))+1)^6)-1]


          YIELD = .0654414 or 6.54414%